Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP

ANNOUNCES THIRD QUARTER EARNINGS

October 24, 2023 - Honesdale, Pennsylvania

James O. Donnelly, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended September 30, 2023 of $4,119,000, which represents a decrease of $3,990,000, from the $8,109,000 earned in the same three-month period of 2022. The decrease in earnings was due to a $3.1 million decrease in net interest income, an $882,000 increase in the provision for credit losses, and a $1.1 million increase in total other expenses during the three-months ended September 30, 2023. For the three months ended September 30, 2023, earnings per share (fully diluted) were $0.51, which represents a decrease from the $1.00 earned in the three months ended September 30, 2022. The annualized returns on average assets and average tangible equity for the three-month period ended September 30, 2023, were 0.76% and 11.22%, respectively, compared to 1.57% and 21.48% for the three-month period ended September 30, 2022. Net income for the nine months ended September 30, 2023, totaled $16,405,000, which is $5,688,000 lower than the same period of 2022. The decrease in net income includes a $4,390,000 decrease in net interest income, a $2.0 million decrease in total other income, and a $1.9 million increase in total other expenses during the nine months ended September 30, 2023. Earnings per share (fully diluted) for the nine months ended September 30, 2023, totaled $2.03 per share compared to $2.71 per share for the nine months ended September 30, 2022.

As of September 30, 2023, total assets were $2.179 billion, loans receivable were $1.611 billion, total deposits were $1.747 billion and stockholders’ equity was $164.7 million.

For the three months ended September 30, 2023, net interest income, on a fully taxable equivalent basis (fte), totaled $15,224,000, which represents a decrease of $3,145,000, compared to the three months ended September 30, 2022. Net interest margin (fte) for the three months ended September 30, 2023 was 2.94%, compared to 3.74% for the three months ended September 30, 2022. Net interest income (fte) for the nine months ended September 30, 2023 totaled $47,328,000, a decrease of $4,406,000, compared to the nine months ended September 30,2022, due primarily to the increased cost of interest-bearing liabilities in excess of the increase in the yield earned on interest-earning assets. The net interest margin (fte) for the nine months ended September 30, 2023 was 3.09%, compared to 3.52% for the nine months ended September 30, 2022.

For the three months ended September 30, 2023, the Company recorded a provision for credit losses in the amount of $882,000 compared to $0 in the three-month period ended September 30, 2022. The increase in the provision for credit losses was required to replenish the allowance for credit losses to a level deemed appropriate after recognizing $2.3 million of credit losses during the current period. The current period losses include a $2.0 million charge-off resulting from deterioration in one large commercial relationship. The remaining balance of the relationship was transferred to nonperforming status, resulting in an increase in nonperforming loans and nonperforming assets. For the nine-month period ended September 30, 2023, the Company recorded a release of provision for credit losses in the amount of $568,000, compared to a provision of $600,000 in the nine-month period ended September 30, 2022.

Total other income for the three months ended September 30, 2023 was $2,306,000, compared to $2,178,000 for the three months ended September 30, 2022. For the nine months ended September 30, 2023, total other income was $6,001,000, compared to $8,006,000 in the same period of 2022. The decrease was due primarily to income recognized in 2022 on previously acquired purchased impaired loans that were carried at a discount.

Total other expenses were $11,276,000 for the three months ended September 30, 2023, compared to $10,139,000 for the three months ended September 30, 2022. For the nine months ended September 30, 2023, total other expenses were $32,649,000, compared to $30,768,000 for the nine months ended September 30, 2022. The increase was due primarily to a $1,069,000 increase in salaries and employee benefit costs during the nine months ended September 30, 2023.

Mr. Donnelly commented, “Our results for the first nine months of 2023 reflect decreasing net interest spreads due to rising interest rates, which have impacted our cost of interest-bearing liabilities more than the increase in yield earned on interest-earning assets. We continue to compare favorably to peer banks who have also reported a reduction in their financial performance. We will continue to search out opportunities to maintain our position as a premier community bank, and to serve our local communities with their financial needs. We appreciate the opportunity to serve our expanded base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and fifteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, “bode”, “future performance” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the risks and uncertainty posed by, and the continued effect, and impact of, the COVID-19 pandemic on the economy and the Company’s results of operation and financial condition, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control core operating expenses and costs, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references net interest income on a fully taxable-equivalent basis (fte), which is a non-GAAP (Generally Accepted Accounting Principles) financial measure. Fully taxable-equivalent net interest income was derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of net interest income on a fully taxable-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources, and is consistent with industry practice.

The following table reconciles net interest income to net interest income on a fully taxable-equivalent basis:

	Three months ended September 30		Nine months ended September 30
(dollars in thousands)	2023	2022	2023	2022
Net interest income	$15,039	$18,170	$46,774	$51,164
Tax equivalent basis adjustment using 21% marginal tax rate	185	199	554	570

Net interest income on a fully taxable equivalent basis	$15,224	$18,369	$47,328	$51,734

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following table reconciles average equity to average tangible equity:

	Three months ended September 30		Nine months ended September 30
(dollars in thousands)	2023	2022	2023	2022
Average equity	$175,224	$179,398	$174,944	$187,183
Average goodwill and other intangibles	(29,514)	(29,605)	(29,536)	(29,630)

Average tangible equity	$145,710	$149,793	$145,408	$157,553

Contact: William S. Lance

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

570-253-8505

www.waynebank.com

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	September 30
	2023	2022
ASSETS
Cash and due from banks	$41,141	$23,092
Interest-bearing deposits with banks	13,005	17,785

Cash and cash equivalents	54,146	40,877
Securities available for sale	380,499	427,287
Loans receivable	1,611,069	1,432,288
Less: Allowance for credit losses	16,086	16,931

Net loans receivable	1,594,983	1,415,357
Regulatory stock, at cost	8,843	2,220
Bank premises and equipment, net	17,254	17,427
Bank owned life insurance	46,197	43,169
Foreclosed real estate owned	290	346
Accrued interest receivable	7,759	6,303
Deferred tax assets, net	25,610	24,405
Goodwill	29,266	29,266
Other intangible assets	240	329
Other assets	14,911	11,884

TOTAL ASSETS	$2,179,998	$2,018,870

LIABILITIES
Deposits:
Non-interest bearing demand	$430,242	$453,560
Interest-bearing	1,316,582	1,315,236

Total deposits	1,746,824	1,768,796
Short-term borrowings	103,881	71,754
Other borrowings	137,447	0
Accrued interest payable	8,605	1,425
Other liabilities	18,539	18,046

TOTAL LIABILITIES	2,015,296	1,860,021
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2023: 8,291,401 shares, 2022: 8,275,901 shares	829	828
Surplus	97,449	96,785
Retained earnings	137,363	125,243
Treasury stock, at cost: 2023: 222,051 shares, 2022: 130,046 shares	(5,957)	(3,442)
Accumulated other comprehensive loss	(64,982)	(60,565)

TOTAL STOCKHOLDERS’ EQUITY	164,702	158,849

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,179,998	$2,018,870

NORWOOD FINANCIAL CORP

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
INTEREST INCOME
Loans receivable, including fees	$22,021	$17,114	$61,881	$48,203
Securities	2,433	2,473	7,418	6,564
Other	54	245	156	504

Total Interest income	24,508	19,832	69,455	55,271
INTEREST EXPENSE
Deposits	7,017	1,557	17,119	3,699
Short-term borrowings	1,126	88	2,702	196
Other borrowings	1,326	17	2,860	212

Total Interest expense	9,469	1,662	22,681	4,107

NET INTEREST INCOME	15,039	18,170	46,774	51,164
(RELEASE OF) PROVISION FOR CREDIT LOSSES	$882	0	$(568)	600

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	14,157	18,170	47,342	50,564
OTHER INCOME
Service charges and fees	1,527	1,346	4,192	4,292
Income from fiduciary activities	246	219	688	634
Net realized gains on sales of securities	—	—	(209)	—
Gains on sales of loans, net	18	1	27	1
Gains on sales of foreclosed real estate owned	13	—	13	427
Earnings and proceeds on life insurance policies	328	267	770	892
Other	174	345	520	1,760

Total other income	2,306	2,178	6,001	8,006
OTHER EXPENSES
Salaries and employee benefits	6,083	5,553	17,893	16,824
Occupancy, furniture and equipment	1,242	1,191	3,818	3,704
Data processing and related operations	876	736	2,465	2,031
Taxes, other than income	167	240	490	773
Professional fees	524	354	1,132	1,336
FDIC Insurance assessment	254	143	699	468
Foreclosed real estate	9	4	112	66
Amortization of intangibles	20	24	66	78
Other	2,101	1,894	5,974	5,488

Total other expenses	11,276	10,139	32,649	30,768
INCOME BEFORE TAX	5,187	10,209	20,694	27,802
INCOME TAX EXPENSE	1,068	2,100	4,289	5,709

NET INCOME	$4,119	$8,109	$16,405	$22,093

Basic earnings per share	$0.51	$1.00	$2.03	$2.71

Diluted earnings per share	$0.51	$1.00	$2.03	$2.71

NORWOOD FINANCIAL CORP

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended September 30	2023	2022
Net interest income	$15,039	$18,170
Net income	4,119	8,109
Net interest spread (fully taxable equivalent)	2.28%	3.61%
Net interest margin (fully taxable equivalent)	2.94%	3.74%
Return on average assets	0.76%	1.57%
Return on average equity	9.33%	17.93%
Return on average tangible equity	11.22%	21.48%
Basic earnings per share	$0.51	$1.00
Diluted earnings per share	$0.51	$1.00

For the Nine Months Ended September 30	2023	2022
Net interest income	$46,774	$51,164
Net income	16,405	22,093

Net interest spread (fully taxable equivalent)	2.55%	3.41%
Net interest margin (fully taxable equivalent)	3.09%	3.52%
Return on average assets	1.04%	1.44%
Return on average equity	12.54%	15.73%
Return on average tangible equity	15.08%	18.67%
Basic earnings per share	$2.03	$2.71
Diluted earnings per share	$2.03	$2.71

As of September 30	2023	2022
Total assets	$2,179,998	$2,018,870
Total loans receivable	1,611,069	1,432,288
Allowance for credit losses	16,086	16,931
Total deposits	1,746,824	1,768,796
Stockholders’ equity	164,702	158,849
Trust assets under management	185,913	172,037
Book value per share	$21.15	$19.92
Tangible book value per share	$17.49	$16.29
Equity to total assets	7.56%	7.87%
Allowance to total loans receivable	1.00%	1.18%
Nonperforming loans to total loans	0.65%	0.04%
Nonperforming assets to total assets	0.50%	0.05%

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	September 30 2023	June 30 2023	March 31 2023	December 31 2022	September 30 2022
ASSETS
Cash and due from banks	$41,141	$30,053	$25,701	$28,847	$23,092
Interest-bearing deposits with banks	13,005	3,036	3,314	3,019	17,785

Cash and cash equivalents	54,146	33,089	29,015	31,866	40,877
Securities available for sale	380,499	403,621	418,245	418,927	427,287
Loans receivable	1,611,069	1,577,699	1,535,643	1,473,945	1,432,288
Less: Allowance for credit losses	16,086	17,483	19,445	16,999	16,931

Net loans receivable	1,594,983	1,560,216	1,516,198	1,456,946	1,415,357
Regulatory stock, at cost	8,843	7,924	5,963	5,418	2,220
Bank owned life insurance	46,197	45,806	45,577	43,364	43,169
Bank premises and equipment, net	17,254	17,363	17,660	17,924	17,427
Foreclosed real estate owned	290	387	346	346	346
Goodwill and other intangibles	29,506	29,526	29,549	29,572	29,595
Other assets	48,280	43,833	41,810	42,707	42,592

TOTAL ASSETS	$2,179,998	$2,141,765	$2,104,363	$2,047,070	$2,018,870

LIABILITIES
Deposits:
Non-interest bearing demand	$430,242	$425,757	$419,615	$434,529	$453,560
Interest-bearing deposits	1,316,582	1,306,240	1,336,320	1,293,198	1,315,236

Total deposits	1,746,824	1,731,997	1,755,935	1,727,727	1,768,796
Borrowings	241,328	211,978	148,744	133,215	71,754
Other liabilities	27,144	24,366	23,269	19,043	19,471

TOTAL LIABILITIES	2,015,296	1,968,341	1,927,948	1,879,985	1,860,021
STOCKHOLDERS’ EQUITY	164,702	173,424	176,415	167,085	158,849

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,179,998	$2,141,765	$2,104,363	$2,047,070	$2,018,870

NORWOOD FINANCIAL CORP

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

Three months ended	September 30 2023	June 30 2023	March 31 2023	December 31 2022	September 30 2022
INTEREST INCOME
Loans receivable, including fees	$22,021	$20,702	$19,158	$17,810	$17,114
Securities	2,433	2,481	2,505	2,487	2,473
Other	54	53	48	98	245

Total interest income	24,508	23,236	21,711	20,395	19,832
INTEREST EXPENSE
Deposits	7,017	5,740	4,362	2,772	1,557
Borrowings	2,452	1,854	1,256	391	105

Total interest expense	9,469	7,594	5,618	3,163	1,662

NET INTEREST INCOME	15,039	15,642	16,093	17,232	18,170
(RELEASE OF) PROVISION FOR CREDIT LOSSES	882	(1,750)	300	300	—

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	14,157	17,392	15,793	16,932	18,170
OTHER INCOME
Service charges and fees	1,527	1,353	1,313	1,370	1,346
Income from fiduciary activities	246	229	212	210	219
Net realized (losses) gains on sales of securities	—	(212)	2	3	—
Gains on sales of loans, net	18	10	—	1	1
Gains on sales of foreclosed real estate owned	13	—	—	—	—
Earnings and proceeds on life insurance policies	328	229	213	195	267
Other	174	174	172	147	345

Total other income	2,306	1,783	1,912	1,926	2,178
OTHER EXPENSES
Salaries and employee benefits	6,083	5,842	5,969	5,246	5,553
Occupancy, furniture and equipment, net	1,242	1,314	1,262	1,263	1,191
Foreclosed real estate	9	74	29	7	4
FDIC insurance assessment	254	244	200	144	143
Other	3,688	3,464	2,976	3,615	3,248

Total other expenses	11,276	10,938	10,436	10,275	10,139
INCOME BEFORE TAX	5,187	8,237	7,269	8,583	10,209
INCOME TAX EXPENSE	1,068	1,734	1,487	1,443	2,100

NET INCOME	$4,119	$6,503	$5,782	$7,140	$8,109

Basic earnings per share	$0.51	$0.81	$0.71	$0.88	$1.00

Diluted earnings per share	$0.51	$0.81	$0.71	$0.88	$1.00

Book Value per share	$21.15	$22.24	$21.92	$20.86	$19.92
Tangible Book Value per share	17.49	18.58	18.31	17.24	16.29
Return on average assets (annualized)	0.76%	1.23%	1.13%	1.40%	1.57%
Return on average equity (annualized)	9.33%	14.72%	13.61%	17.40%	17.93%
Return on average tangible equity (annualized)	11.22%	17.66%	16.42%	21.27%	21.48%
Net interest spread (fte)	2.28%	2.56%	2.83%	3.30%	3.61%
Net interest margin (fte)	2.94%	3.09%	3.25%	3.55%	3.74%
Allowance for credit losses to total loans	1.00%	1.11%	1.27%	1.15%	1.18%
Net charge-offs to average loans (annualized)	0.59%	0.06%	0.08%	0.06%	0.02%
Nonperforming loans to total loans	0.65%	0.20%	0.18%	0.08%	0.04%
Nonperforming assets to total assets	0.50%	0.17%	0.15%	0.07%	0.05%